EXHIBIT 23.1



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Form S-3 (File Nos. 33-45787, 33-63376, 33-66098 and 33-52503) and on Form
S-8 (File Nos. 33-63267, 33-63269 and 33-63271).



                                        /s/ Arthur Andersen LLP
                                        ------------------------
                                        Arthur Andersen LLP

New Orleans, Louisiana,
  March 26, 1996